Security Information






Security Purchased

Cusip
053773AB5

Issuer
AVIS BUDGET CAR RENTAL

Underwriters
BoA, Citigroup, DBSI, JP Morgan,
Wachovia,
Barclays Capital, Calyon, CSFB,
Daiwa
Securities, Goldman Sachs,
Mitsubishi
Securities, RBS Greenwich, Scotia
Capital,
Williams Capital

Years of continuous operation,
including predecessors
> 3 years

Security
AVIS 7.75% 5/15/2016

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/11/2006

Total amount of offering sold to
QIBs
375,000,000

Total amount of any concurrent
public offering
0

Total
375,000,000

Public offering price
 $100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
2.13%

Rating
Ba3/BB-

Current yield
7.75%

Benchmark vs Spread (basis points)
281 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
130,000
 $                   130,000
0.03%

DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%

DWS High Income Fund
Chicago
1,715,000
 $
1,715,000
0.46%

DWS High Income Trust
Chicago
190,000
 $                   190,000
0.05%

DWS High Income VIP
Chicago
300,000
 $                   300,000
0.08%

DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.03%

DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%

DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%

DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%

New York Funds





DWS Core Plus Income Fund
New York
10,000
 $                     10,000
0.00%

DWS High Income Plus Fund
New York
300,000
 $                   300,000
0.08%

DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%

Total

2,920,000
 $
2,920,000
0.78%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
053773AA5

Issuer
AVIS BUDGET CAR RENTAL

Underwriters
BoA, Citigroup, DBSI, JP Morgan,
Wachovia,
Barclays Capital, Calyon, CSFB,
Daiwa
Securities, Goldman Sachs,
Mitsubishi
Securities, RBS Greenwich, Scotia
Capital,
Williams Capital

Years of continuous operation,
including predecessors
> 3 years

Security
AVIS 7.625% 5/15/2014

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/11/2006

Total amount of offering sold to
QIBs
375,000,000

Total amount of any concurrent
public offering
0

Total
375,000,000

Public offering price
 $100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
2.13%

Rating
Ba3/BB-

Current yield
7.63%

Benchmark vs Spread (basis points)
268 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
130,000
 $                   130,000
0.03%

DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%

DWS High Income Fund
Chicago
1,715,000
 $
1,715,000
0.46%

DWS High Income Trust
Chicago
190,000
 $                   190,000
0.05%

DWS High Income VIP
Chicago
300,000
 $                   300,000
0.08%

DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.03%

DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%

DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%

DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%

New York Funds





DWS Core Plus Income Fund
New York
10,000
 $                     10,000
0.00%

DWS High Income Plus Fund
New York
300,000
 $                   300,000
0.08%

DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%

Total

2,920,000
 $
2,920,000
0.78%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
053773AG2

Issuer
AVIS BUDGET CAR RENTAL

Underwriters
BoA, Citigroup, DBSI, JP Morgan,
Wachovia,
Barclays Capital, Calyon, CSFB,
Daiwa
Securities, Goldman Sachs,
Mitsubishi
Securities, RBS Greenwich, Scotia
Capital,
Williams Capital

Years of continuous operation,
including predecessors
> 3 years

Security
AVIS FRN 5/15/2014

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/11/2006

Total amount of offering sold to
QIBs
250,000,000

Total amount of any concurrent
public offering
0

Total
250,000,000

Public offering price
 $100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
2.13%

Rating
Ba3/BB-

Current yield
7.58%

Benchmark vs Spread (basis points)
250 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
85,000
 $                     85,000
0.03%

DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%

DWS High Income Fund
Chicago
1,145,000
 $
1,145,000
0.46%

DWS High Income Trust
Chicago
130,000
 $                   130,000
0.05%

DWS High Income VIP
Chicago
200,000
 $                   200,000
0.08%

DWS Multi Market Income Trust
Chicago
65,000
 $                     65,000
0.03%

DWS Strategic Income Fund
Chicago
50,000
 $                     50,000
0.02%

DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.01%

DWS Strategic Income VIP
Chicago
15,000
 $                     15,000
0.01%

New York Funds





DWS Core Plus Income Fund
New York
10,000
 $                     10,000
0.00%

DWS High Income Plus Fund
New York
200,000
 $                   200,000
0.08%

Total

1,945,000
 $
1,945,000
0.78%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
281023AP6

Issuer
EDISON MISSION ENERGY

Underwriters
Citigroup, CSFB, Goldman Sachs, JP
Morgan,
Merrill Lynch, DBSI, Lehman
Brothers, RBS
Greenwich Capital, UBS, Wedbush
Morgan
Securities

Years of continuous operation,
including predecessors
> 3 years

Security
EIX 7.75% 6/15/2016

Is the affiliate a manager or co-
manager of offering?
Co-Manager

Name of underwriter or dealer from
which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/19/2006

Total amount of offering sold to
QIBs
500,000,000

Total amount of any concurrent
public offering
0

Total
500,000,000

Public offering price
 $100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
1.25%

Rating
B1/B+

Current yield
7.75%

Benchmark vs Spread (basis points)
272 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
165,000
 $                   165,000
0.03%

DWS Balanced VIP
Chicago
55,000
 $                     55,000
0.01%

DWS High Income Fund
Chicago
2,255,000
 $
2,255,000
0.45%

DWS High Income Trust
Chicago
260,000
 $                   260,000
0.05%

DWS High Income VIP
Chicago
400,000
 $                   400,000
0.08%

DWS Multi Market Income Trust
Chicago
130,000
 $                   130,000
0.03%

DWS Strategic Income Fund
Chicago
110,000
 $                   110,000
0.02%

DWS Strategic Income Trust
Chicago
30,000
 $                     30,000
0.01%

DWS Strategic Income VIP
Chicago
30,000
 $                     30,000
0.01%

New York Funds





DWS Bond VIP
New York
88,000
 $                     88,000
0.02%

DWS Core Plus Income Fund
New York
352,000
 $                   352,000
0.07%

DWS High Income Plus Fund
New York
405,000
 $                   405,000
0.08%

DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%

Total

4,295,000
 $
4,295,000
0.86%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
45820EAV4

Issuer
INTELSAT BERMUDA

Underwriters
Citigroup, CSFB, DBSI, Lehman
Brothers,
Merrill Lynch, Bear Stearns, BNP
Paribas,
Goldman Sachs, JP Morgan, RBS
Greenwich
Capital

Years of continuous operation,
including predecessors
> 3 years

Security
INTEL 11.25% 6/15/2016

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/19/2006

Total amount of offering sold to
QIBs
1,330,000,000

Total amount of any concurrent
public offering
0

Total
1,330,000,000

Public offering price
 $100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
2.00%

Rating
Caa1/B

Current yield
11.25%

Benchmark vs Spread (basis points)
612 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
505,000
 $                   505,000
0.04%

DWS Balanced VIP
Chicago
170,000
 $                   170,000
0.01%

DWS High Income Fund
Chicago
6,755,000
 $
6,755,000
0.51%

DWS High Income Trust
Chicago
775,000
 $                   775,000
0.06%

DWS High Income VIP
Chicago
1,105,000
 $
1,105,000
0.08%

DWS Multi Market Income Trust
Chicago
395,000
 $                   395,000
0.03%

DWS Strategic Income Fund
Chicago
355,000
 $                   355,000
0.03%

DWS Strategic Income Trust
Chicago
95,000
 $                     95,000
0.01%

DWS Strategic Income VIP
Chicago
110,000
 $                   110,000
0.01%

New York Funds





DWS Bond VIP
New York
15,000
 $                     15,000
0.00%

DWS Core Plus Income Fund
New York
45,000
 $                     45,000
0.00%

DWS High Income Plus Fund
New York
1,245,000
 $
1,245,000
0.09%

DWS Short Duration Plus Fund
New York
75,000
 $                     75,000
0.01%

Total

11,645,000
 $
11,645,000
0.88%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
656569AB6

Issuer
NORTEL NETWORKS LTD

Underwriters
Citigroup, JP Morgan, ABN Amro,
CSFB,
DBSI, RBC Capital Markets

Years of continuous operation,
including predecessors
> 3 years

Security
NT 10.75% 7/15/2016

Is the affiliate a manager or co-
manager of offering?
Co-Manager

Name of underwriter or dealer from
which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/29/2006

Total amount of offering sold to
QIBs
450,000,000

Total amount of any concurrent
public offering
0

Total
450,000,000

Public offering price
 $100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B3/B-

Current yield
10.75%

Benchmark vs Spread (basis points)
553 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
320,000
 $                   320,000
0.07%

DWS Balanced VIP
Chicago
110,000
 $                   110,000
0.02%

DWS High Income Fund
Chicago
4,215,000
 $
4,215,000
0.94%

DWS High Income Trust
Chicago
485,000
 $                   485,000
0.11%

DWS High Income VIP
Chicago
695,000
 $                   695,000
0.15%

DWS Multi Market Income Trust
Chicago
235,000
 $                   235,000
0.05%

DWS Strategic Income Fund
Chicago
240,000
 $                   240,000
0.05%

DWS Strategic Income Trust
Chicago
55,000
 $                     55,000
0.01%

DWS Strategic Income VIP
Chicago
75,000
 $                     75,000
0.02%

New York Funds





DWS Bond VIP
New York
10,000
 $                     10,000
0.00%

DWS Core Plus Income Fund
New York
25,000
 $                     25,000
0.01%

DWS High Income Plus Fund
New York
770,000
 $                   770,000
0.17%

DWS Short Duration Plus Fund
New York
40,000
 $                     40,000
0.01%

Total

7,275,000
 $
7,275,000
1.62%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
656569AE0

Issuer
NORTEL NETWORKS LTD

Underwriters
Citigroup, JP Morgan, ABN Amro,
CSFB,
DBSI, RBC Capital Markets

Years of continuous operation,
including predecessors
> 3 years

Security
NT 10.125% 7/15/2013

Is the affiliate a manager or co-
manager of offering?
Co-Manager

Name of underwriter or dealer from
which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/29/2006

Total amount of offering sold to
QIBs
550,000,000

Total amount of any concurrent
public offering
0

Total
550,000,000

Public offering price
 $100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B3/B-

Current yield
10.13%

Benchmark vs Spread (basis points)
492 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
430,000
 $                   430,000
0.08%

DWS Balanced VIP
Chicago
145,000
 $                   145,000
0.03%

DWS High Income Fund
Chicago
5,620,000
 $
5,620,000
1.02%

DWS High Income Trust
Chicago
645,000
 $                   645,000
0.12%

DWS High Income VIP
Chicago
925,000
 $                   925,000
0.17%

DWS Multi Market Income Trust
Chicago
315,000
 $                   315,000
0.06%

DWS Strategic Income Fund
Chicago
320,000
 $                   320,000
0.06%

DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%

DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.02%

New York Funds





DWS Bond VIP
New York
10,000
 $                     10,000
0.00%

DWS Core Plus Income Fund
New York
35,000
 $                     35,000
0.01%

DWS High Income Plus Fund
New York
1,030,000
 $
1,030,000
0.19%

DWS Short Duration Plus Fund
New York
55,000
 $                     55,000
0.01%

Total

9,700,000
 $
9,700,000
1.76%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
656569AH3

Issuer
NORTEL NETWORKS LTD

Underwriters
Citigroup, JP Morgan, ABN Amro,
CSFB,
DBSI, RBC Capital Markets

Years of continuous operation,
including predecessors
> 3 years

Security
NT FRN 7/15/2011

Is the affiliate a manager or co-
manager of offering?
Co-Manager

Name of underwriter or dealer from
which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/29/2006

Total amount of offering sold to
QIBs
1,000,000,000

Total amount of any concurrent
public offering
0

Total
1,000,000,000

Public offering price
 $100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B3/B-

Current yield
9.73%

Benchmark vs Spread (basis points)
425 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
860,000
 $                   860,000
0.09%

DWS Balanced VIP
Chicago
290,000
 $                   290,000
0.03%

DWS High Income Fund
Chicago
11,230,000
 $
11,230,000
1.12%

DWS High Income Trust
Chicago
1,285,000
 $
1,285,000
0.13%

DWS High Income VIP
Chicago
1,790,000
 $
1,790,000
0.18%

DWS Multi Market Income Trust
Chicago
635,000
 $                   635,000
0.06%

DWS Strategic Income Fund
Chicago
660,000
 $                   660,000
0.07%

DWS Strategic Income Trust
Chicago
150,000
 $                   150,000
0.02%

DWS Strategic Income VIP
Chicago
200,000
 $                   200,000
0.02%

New York Funds





DWS Bond VIP
New York
20,000
 $                     20,000
0.00%

DWS Core Plus Income Fund
New York
80,000
 $                     80,000
0.01%

DWS High Income Plus Fund
New York
2,080,000
 $
2,080,000
0.21%

DWS Short Duration Plus Fund
New York
120,000
 $                   120,000
0.01%

Total

19,400,000
 $
19,400,000
1.94%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
697933AT6

Issuer
PANAMSAT CORP

Underwriters
Citigroup, CSFB, DBSI, Lehman
Brothers,
Merrill Lynch, Bear Stearns, BNP
Paribas,
Goldman Sachs, JP Morgan

Years of continuous operation,
including predecessors
> 3 years

Security
INTEL 9% 6/15/2016

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/19/2006

Total amount of offering sold to
QIBs
575,000,000

Total amount of any concurrent
public offering
0

Total
575,000,000

Public offering price
 $100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B2/B

Current yield
9.00%

Benchmark vs Spread (basis points)
387 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
425,000
 $                   425,000
0.07%

DWS Balanced VIP
Chicago
140,000
 $                   140,000
0.02%

DWS High Income Fund
Chicago
5,640,000
 $
5,640,000
0.98%

DWS High Income Trust
Chicago
645,000
 $                   645,000
0.11%

DWS High Income VIP
Chicago
950,000
 $                   950,000
0.17%

DWS Multi Market Income Trust
Chicago
325,000
 $                   325,000
0.06%

DWS Strategic Income Fund
Chicago
290,000
 $                   290,000
0.05%

DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%

DWS Strategic Income VIP
Chicago
85,000
 $                     85,000
0.01%

New York Funds





DWS Bond VIP
New York
10,000
 $                     10,000
0.00%

DWS Core Plus Income Fund
New York
40,000
 $                     40,000
0.01%

DWS High Income Plus Fund
New York
1,030,000
 $
1,030,000
0.18%

DWS Short Duration Plus Fund
New York
50,000
 $                     50,000
0.01%

Total

9,705,000
 $
9,705,000
1.69%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
925524AY6

Issuer
VIACOM INC

Underwriters
BoA, Citigroup, JP Morgan, ABN
Amro, Daiwa
Securities, DBSI, Dresdner
Kleinwort, Mizuho
International, RBS Greenwich,
Societe
Generale, Tokyo-Mitsubishi
Securities,
Wachovia

Years of continuous operation,
including predecessors
> 3 years

Security
VIA 5.75% 4/30/2011

Is the affiliate a manager or co-
manager of offering?
Co-Manager

Name of underwriter or dealer from
which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/5/2006

Total amount of offering sold to
QIBs
1,500,000,000

Total amount of any concurrent
public offering
0

Total
1,500,000,000

Public offering price
$99.40

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Baa3/BBB

Current yield
5.79%

Benchmark vs Spread (basis points)
110 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
830,000
 $                   824,987
0.06%

New York Funds





DWS Bond VIP
New York
458,000
 $                   455,234
0.03%

DWS Core Fixed Income Fund
New York
3,095,000
 $
3,076,306
0.21%

DWS Core Plus Income Fund
New York
1,598,000
 $
1,588,348
0.11%

DWS Lifecycle Long Range Fund
New York
678,000
 $                   673,905
0.05%

DWS Short Duration Fund
New York
970,000
 $                   964,141
0.06%

Total

7,629,000
 $
7,582,921
0.51%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
925524AW0

Issuer
VIACOM INC

Underwriters
BoA, Citigroup, JP Morgan, ABN
Amro, Daiwa
Securities, DBSI, Dresdner
Kleinwort, Mizuho
International, RBS Greenwich,
Societe
Generale, Tokyo-Mitsubishi
Securities,
Wachovia

Years of continuous operation,
including predecessors
> 3 years

Security
VIA 6.875% 4/30/2036

Is the affiliate a manager or co-
manager of offering?
Co-Manager

Name of underwriter or dealer from
which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/5/2006

Total amount of offering sold to
QIBs
1,750,000,000

Total amount of any concurrent
public offering
0

Total
1,750,000,000

Public offering price
 $99.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Baa3/BBB

Current yield
6.94%

Benchmark vs Spread (basis points)
195 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
1,014,000
 $
1,003,890
0.06%

New York Funds





DWS Core Fixed Income Fund
New York
4,042,000
 $
4,001,701
0.23%

DWS Lifecycle Long Range Fund
New York
790,000
 $                   782,124
0.05%

DWS Core Plus Income Fund
New York
1,953,000
 $
1,933,529
0.11%

DWS Bond VIP
New York
560,000
 $                   554,417
0.03%

Total

8,359,000
 $
8,275,661
0.48%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
058498AL0

Issuer
BALL CORP

Underwriters
BoA, DBSI, JP Morgan, Lehman
Brothers, BNP
Paribas, Keybanc Capital Markets

Years of continuous operation,
including predecessors
> 3 years

Security
BLL 6.625% 3/15/2018

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/7/2006

Total amount of offering sold to
QIBs
450,000,000

Total amount of any concurrent
public offering
0

Total
450,000,000

Public offering price
 $99.80

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
1.25%

Rating
Ba2/BB

Current yield
6.64%

Benchmark vs Spread (basis points)
190 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

New York Funds





DWS Bond VIP
New York
151,000
 $                   150,696
0.03%

DWS Core Plus Income Fund
New York
543,000
 $                   541,909
0.12%

Total

694,000
 $                   692,605
0.15%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
20030NAM3

Issuer
COMCAST CORP

Underwriters
DBSI, Goldman Sachs, Merrill Lynch

Years of continuous operation,
including predecessors
> 3 years

Security
CMCSA 6.45% 3/15/2037

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
Merrill Lynch

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/27/2006

Total amount of offering sold to
QIBs
1,250,000,000

Total amount of any concurrent
public offering
0

Total
1,250,000,000

Public offering price
 $99.40

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Baa2/BBB+

Current yield
6.49%

Benchmark vs Spread (basis points)
183 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
375,000
 $                   372,746
0.03%

New York Funds





DWS Bond VIP
New York
185,000
 $                   183,888
0.01%

DWS Core Fixed Income Fund
New York
2,430,000
 $                 2,415,396
0.19%

DWS Core Plus Income Fund
New York
420,000
 $                   417,476
0.03%

DWS Lifecycle Long Range Fund
New York
420,000
 $                   417,476
0.03%

Total

3,830,000
 $                 3,806,982
0.31%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
552953AV3

Issuer
MGM MIRAGE INC

Underwriters
BoA, DBSI, JP Morgan, Merrill
Lynch, Barclays,
BNP Paribas, Citigroup,
Commerzbank, Daiwa
Securities, Morgan Stanley, RBS
Greenwich
Capital, SG Corporate & Investment
Banking,
UBS, Wachovia

Years of continuous operation,
including predecessors
> 3 years

Security
MGM 6.75% 4/1/2013

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/22/2006

Total amount of offering sold to
QIBs
500,000,000

Total amount of any concurrent
public offering
0

Total
500,000,000

Public offering price
 $100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
0.63%

Rating
Ba2/BB

Current yield
6.75%

Benchmark vs Spread (basis points)
204 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

New York Funds





DWS Bond VIP
New York
301,000
 $                   301,000
0.06%

DWS Core Plus Income Fund
New York
1,077,000
 $                 1,077,000
0.22%

Total

1,378,000
 $                 1,378,000
0.28%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
641423BN7

Issuer
NEVADA POWER CO

Underwriters
Lehman Brothers, Wachovia
Securities, Citigroup,
CSFB, UBS, DBSI

Years of continuous operation,
including predecessors
> 3 years

Security
SRP 6.65%  4/1/2036

Is the affiliate a manager or co-
manager of offering?
Co-Manager

Name of underwriter or dealer from
which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/29/2006

Total amount of offering sold to
QIBs
250,000,000

Total amount of any concurrent
public offering
0

Total
250,000,000

Public offering price
 $99.85

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
0.75%

Rating
Ba1/BB

Current yield
6.66%

Benchmark vs Spread (basis points)
170 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Fixed Income VIP
Chicago
850,000
 $                   848,691
0.34%

New York Funds





DWS Bond VIP
New York
196,000
 $                   195,698
0.08%

DWS Core Plus Income Fund
New York
698,000
 $                   696,925
0.28%

DWS Lifecycle Long Range Fund
New York
660,000
 $                   658,984
0.26%

Total

2,404,000
 $                 2,400,298
0.96%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
82463MAA7

Issuer
SHINSEI FINANCIAL

Underwriters
Goldman Sachs, Morgan Stanley,
Shinsei Bank,
Citigroup, DBSI, JP Morgan,
Nomura, UBS

Years of continuous operation,
including predecessors
> 3 years

Security
SHNBK FRN 7/20/2016

Is the affiliate a manager or co-
manager of offering?
Co-Lead Manager

Name of underwriter or dealer from
which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/16/2006

Total amount of offering sold to
QIBs
775,000,000

Total amount of any concurrent
public offering
0

Total
775,000,000

Public offering price
 $100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Baa2/BBB-

Current yield
6.42%

Benchmark vs Spread (basis points)
172 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

New York Funds





DWS Core Plus Income Fund
New York
2,400,000
 $                 2,400,000
0.31%

Total

2,400,000
 $                 2,400,000
0.31%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
857689AY9

Issuer
STATION CASINOS INC

Underwriters
BoA, DBSI, Wachovia

Years of continuous operation,
including predecessors
> 3 years

Security
STN 6.625% 3/15/2018

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/23/2006

Total amount of offering sold to
QIBs
300,000,000

Total amount of any concurrent
public offering
0

Total
300,000,000

Public offering price
 $99.50

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Ba3/B+

Current yield
6.66%

Benchmark vs Spread (basis points)
213 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

New York Funds





DWS Bond VIP
New York
60,000
 $                     59,700
0.02%

DWS Core Plus Income Fund
New York
220,000
 $                   218,900
0.07%

Total

280,000
 $                   278,600
0.09%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.
Security Information






Security Purchased

Cusip
984121BP7

Issuer
XEROX CORP

Underwriters
Goldman Sachs, JP Morgan, BoA,
Bear Stearns,
Citigroup, DBSI, Barclays, BNP
Paribas, Merrill
Lynch

Years of continuous operation,
including predecessors
> 3 years

Security
XRX 6.4% 3/15/2016

Is the affiliate a manager or co-
manager of offering?
Co-Lead Manager

Name of underwriter or dealer from
which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/15/2006

Total amount of offering sold to
QIBs
700,000,000

Total amount of any concurrent
public offering
0

Total
700,000,000

Public offering price
 $99.41

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Ba2/BB+

Current yield
6.44%

Benchmark vs Spread (basis points)
175 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
215,000
 $                   213,738
0.03%

DWS Balanced VIP
Chicago
70,000
 $                     69,589
0.01%

DWS High Income Fund
Chicago
2,845,000
 $                 2,828,300
0.41%

DWS High Income Trust
Chicago
320,000
 $                   318,122
0.05%

DWS High Income VIP
Chicago
500,000
 $                   497,065
0.07%

DWS Multi Market Income Trust
Chicago
165,000
 $                   164,031
0.02%

DWS Strategic Income Fund
Chicago
130,000
 $                   129,237
0.02%

DWS Strategic Income Trust
Chicago
40,000
 $                     39,765
0.01%

DWS Strategic Income VIP
Chicago
35,000
 $                     34,795
0.01%

New York Funds





DWS Bond VIP
New York
385,000
 $                   382,740
0.06%

DWS Core Plus Income Fund
New York
1,370,000
 $                 1,361,958
0.20%

DWS High Income Plus Fund
New York
495,000
 $                   492,094
0.07%

DWS Short Duration Plus Fund
New York
20,000
 $                     19,883
0.00%

Total

6,590,000
 $                 6,551,317
0.94%







^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held
the security as of the quarter-
end, the quarter-end date is
listed.